Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Policies and Practices Related to the Grant of Equity Awards

We grant equity awards, including stock options, RSUs and PSUs, to our employees and directors, as applicable, on an annual basis as well as upon hire, promotion or for retention purposes. From December 31, 2022 through December 31, 2024, we did not grant stock options to any of our employees. With the exception of one equity grant to a non-executive employee on December 31, 2024, all equity grants to employees in 2024 were RSUs and PSUs. We have not historically granted stock appreciation rights or similar option-like instruments.

We grant stock options to our directors on an annual basis and when they are initially appointed or elected to the Board. Pursuant to the terms of our Non-Employee Director Compensation Policy, the annual stock option awards to directors are granted automatically on the date of each annual meeting of stockholders. For initial grants to new directors, stock options are automatically awarded on the date of the new directors’ initial appointment or election to the Board.

During 2024, neither the Board nor the Compensation Committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We did not grant stock options, stock appreciation rights or similar option-like instruments in 2024 to any NEO during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false